SUMMARY PROSPECTUS Managers AMG Essex Growth Fund TICKER: INSTITUTIONAL CLASS: MEAIX

Before you invest, you may want to review the Fund’s prospectus and statement of additional information, which contain more information about the Fund and its risks. You can find the Fund’s prospectus, statement of additional information and other information about the Fund online at www.managersinvest.com/prospectus_annual_reports. You can also get this information at no cost by calling 800/835-3879 or by sending an e-mail request to shareholderservices@managersinvest.com. The current prospectus and statement of additional information, dated October 1, 2010, are incorporated by reference into this summary prospectus.

INVESTMENT OBJECTIVE

The Managers AMG Essex Growth Fund’s (the “Fund”) investment objective is to achieve long-term capital appreciation.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Management Fee	1.00%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.57%
Total Annual Fund Operating Expenses	1.57%

EXPENSE EXAMPLE

This Example will help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example makes certain assumptions. It assumes that you invest $10,000 as an initial investment in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% total return each year and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$160	$496	$855	$1,867

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 174% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests primarily in the common stocks of U.S. companies with the potential for long-term growth. Although the Fund may invest in any size company, it usually invests in companies that, at the time of purchase, are within the range of market capitalizations of companies in the Russell 3000® Growth Index. As of August 31, 2010, the range of market capitalizations of companies in the Russell 3000® Growth Index was $21 million to $300 billion. This range may fluctuate as market conditions change and during periods of increased market volatility. The Fund usually holds 40 to 60 stocks.

The Fund currently invests a significant portion of its assets in companies Essex Investment Management Company, LLC (“Essex”) believes will grow rapidly in the technology and health care sectors. The Fund also may invest a portion of its assets in companies in the specialty retail, financial services, energy services, and basic industry sectors. Under normal circumstances, the Fund limits its investment in any single company to 5% of the Fund’s assets.

Essex serves as Subadvisor to the Fund and applies fundamental investment research techniques when deciding which stocks to buy or sell. Typically, Essex:

•	Identifies the industries within various sectors that Essex believes will grow more rapidly over time than the economy as a whole.

•

Selects companies within these industries that Essex believes can generate and maintain strong revenue and/or earnings growth—generally, companies with established market positions, quality management, and strong finances.

•	Sells all or part of the Fund’s holdings in a particular stock if:

•	earnings growth decelerates;

•	valuation is no longer attractive relative to expectations of the Fund’s long-term growth; or

•	appreciation causes the stock’s value to exceed 5% of the Fund’s assets.

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MANAGERS AMG ESSEX GROWTH FUND SUMMARY PROSPECTUS

PRINCIPAL RISKS

There is the risk that you may lose money on your investment. All investments carry a certain amount of risk and the Fund cannot guarantee that it will achieve its investment objective. An investment in the Fund is not a deposit or obligation of any bank, is not endorsed or guaranteed by any bank, and is not insured by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Below are some of the risks of investing in the Fund.

Foreign Securities Risk—securities or other investments of foreign issuers involve additional risks (such as risks arising from less frequent trading, changes in political or social conditions, and less publicly available information about non-U.S. issuers) that differ from those associated with investing in securities of U.S. issuers and may result in greater price volatility.

Growth Stock Risk—growth stocks may be more sensitive to market movements because their prices tend to reflect future investor expectations rather than just current profits.

Large Capitalization Stock Risk—the stocks of large-capitalization companies are generally more mature and are not able to reach the same levels of growth as small- or mid-capitalization companies.

Market Risk—market prices of securities held by the Fund may fall rapidly or unpredictably due to a variety of factors, including changing economic, political, or market conditions.

Sector Risk—companies that are in similar industry sectors may be similarly affected by particular economic or market events; to the extent the Fund has substantial holdings within a particular sector, the risks associated with that sector increase. Stocks in each of the technology and health care sectors currently, and may in the future, comprise a significant portion of the Fund’s portfolio. Companies in the technology sector may be affected by technological obsolescence, short product cycles, falling prices and profits, competitive pressures and general market conditions. Companies in the health care sector may be affected by technological obsolescence, changes in regulatory approval policies for drugs, medical devices or procedures and changes in governmental and private payment systems.

Small- and Mid-Capitalization Stock Risk—the stocks of small- and mid-capitalization companies often have greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies.

PERFORMANCE

The following performance information illustrates the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s performance compares to that of a broadly based securities market index. As always, past performance of the Fund (before and after taxes) is not an indication of how the Fund will perform in the future. To obtain updated performance information please visit www.managersinvest.com or call 1.800.835.3879.

Calendar Year Total Returns as of 12/31/09 (Institutional Class)

Best Quarter: 19.74% (2nd Quarter 2003)

Worst Quarter: -30.05% (4th Quarter 2008)

Average Annual Total Returns as of 12/31/09

Managers AMG Essex Growth Fund	1 Year	5 Years	10 Years
Return Before Taxes	35.57%	-3.27%	-5.80%
Return After Taxes on Distributions	35.57%	-3.27%	-5.80%
Return After Taxes on Distributions and Sale of Fund Shares	23.12%	-2.75%	-4.71%
Russell 3000® Growth Index
(reflects no deduction for fees, expenses, or taxes)	37.01%	1.58%	-3.79%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

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MANAGERS AMG ESSEX GROWTH FUND SUMMARY PROSPECTUS

PORTFOLIO MANAGEMENT

Investment Manager

Managers Investment Group LLC

Subadvisor

Essex Investment Management Company, LLC (“Essex”)

Portfolio Manager

David M. Goss, CFA

Senior Principal of Essex; Portfolio Manager of the Fund since 2004.

BUYING AND SELLING FUND SHARES

Initial Investment Minimum

Institutional Class

Regular Account: $100,000

Individual Retirement Account: $10,000

Additional Investment Minimum

Institutional Class (all accounts): $1,000

To Place Orders

Mail:

Managers

c/o BNY Mellon Investment Servicing (US) Inc.

P.O. Box 9769

Providence, RI 02940-9769

Phone: 1.800.548.4539

TRANSACTION POLICIES

You may sell your shares of the Fund any day that the New York Stock Exchange is open for business, either through your registered investment professional or directly to the Fund. Shares may be sold or exchanged by mail, by phone, online at www.managersinvest.com, or by bank wire (if bank wire instructions are on file for your account).

TAX INFORMATION

The Fund intends to make distributions that are taxable to you as ordinary income or capital gains, except when your investment is in an IRA, 401(k), or other tax-advantaged investment plan. Special rules apply to investments through such tax-advantaged plans. If your investment is through such a plan, you should consult your tax adviser to determine the suitability of the Fund as an investment through your plan and the tax treatment of distributions to you (including distributions of amounts attributable to an investment in the Fund) from the plan.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

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